UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026
_____________________________
Cushman & Wakefield Ltd.
(Exact name of registrant as specified in its charter)
_____________________________

Bermuda	001-38611	98-1896559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Clarendon House, 2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)

+1 441 295 1422
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	CWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On April 8, 2026, Cushman & Wakefield Ltd. (the “Company”) made available certain recast historical financial information for quarterly periods within 2024 and 2025 on the Investor Relations section of its website at https://ir.cushmanwakefield.com, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
Effective January 1, 2026, the Company will no longer report “service line fee revenue”, as well as the following non-GAAP financial measures: (i) Adjusted EBITDA margin, (ii) Segment operating expenses and (iii) Fee-based operating expenses. The Company also revised the definition of “Cost of gross contract reimbursables” to include reimbursed costs including client-dedicated labor, subcontractor costs and third-party consumables specific to cost-based client contracts. Such costs will now be reported as “Gross contract costs” and comparative periods have been recast to conform with the revised presentation and definition. These costs are presented on a gross basis in total costs and expenses (with the corresponding fees included in revenue) and primarily relate to Services. The changes are intended to better align the Company’s reporting of financial performance with industry competitors and enhance decision making by the Company’s management. In addition, the Company refined the allocation of corporate costs to better align with results from our reportable segments, which impacted previously reported Net income (loss) and Adjusted EBITDA by segment with no impact to consolidated results. The reporting changes have no impact on the Company’s total revenue, consolidated net income (loss), earnings (loss) per share or cash flows for any of the previously reported periods.
The recast financial information furnished in Exhibit 99.1 hereto is included for supplemental purposes only. The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1 *	Recast Historical Financial Information, April 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSHMAN & WAKEFIELD LTD.

Date: April 8, 2026
/s/ Laurida Sayed
Laurida Sayed
Chief Accounting Officer